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                                                                Exhibit 10.3(b)

                               AMENDMENT NO. 1 TO
             SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


                  THIS AMENDMENT NO. 1 TO SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT dated September 15, 1997, ("Amendment") to the Series C Preferred Stock and Warrant Purchase Agreement dated May 9, 1997 (the "Agreement") by and among Giga Information Group, Inc., a Delaware corporation (the "Company") and the purchasers listed on Schedule A thereto (the "Investors") is entered into by the Company and the Investors. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

                  WHEREAS, on May 9, 1997, the Company sold to the Investors 1,824,818 shares (the "Initial Shares") of its Series C Convertible Preferred Stock, $.001 par value per share ("Series C Stock") pursuant to the Agreement.

                  WHEREAS, pursuant to the terms of the Agreement, the Company was permitted to offer and sell, at a price of not less than $4.11 per share, up to an additional 851,581 shares (the "Additional Shares") of its Series C Stock, provided that, such Additional Shares were to be sold, if at all, on or before August 6, 1997.

                  WHEREAS, the Company and the Investors desire to amend the Agreement to extend the time in which the Company may sell the Additional Shares, from August 6, 1997 to December 31, 1997.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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                  1. Acting in accordance with Section 8.9 of the Agreement, the
Company and the undersigned holders of Initial Shares representing at least a majority of the outstanding number of Initial Shares hereby consent to the following amendment to the Agreement:

                  a. Section 2.2(a) of the Agreement is deleted in its entirety and a new Section 2.2(a) is inserted in lieu thereof which reads as follows:

                     "(a) Conditions of Additional Closings. At any time or
                  times on or before December 31, 1997, the Company may, at one or more closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other Investors ("New Investors"), at a price of not less than $4.11 per share, up to that number of shares of Series C Stock that is equal to 2,676,399 shares of Series C Stock less the number of shares of Series C Stock actually issued and sold by the Company prior to such Additional Closing pursuant to this Agreement and such New Investors shall be entitled to receive Warrants, if any, on the same terms and conditions as are set forth in this Agreement. New Investors may include persons or entities who are already Investors under this Agreement."

                  2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

                  3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like

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import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  4. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                  5. The Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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                  IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment No. 1 to Series C Preferred Stock and Warrant Purchase Agreement as of the date first written above.


                                     GIGA INFORMATION GROUP, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     PEQUOT PRIVATE EQUITY FUND, L.P.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     PEQUOT OFFSHORE PRIVATE EQUITY
                                     FUND, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                        4

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                  IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment No. 1 to Series C Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                     GIGA INFORMATION GROUP, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     PEQUOT PRIVATE EQUITY FUND, L.P.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     PEQUOT OFFSHORE PRIVATE EQUITY
                                     FUND, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

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